                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

Filed by the Registrants                                __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

_____  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

__X___ Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

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                    American Century Government Income Trust
                        American Century Investment Trust
            American Century California Tax-Free and Municipal Funds
                    American Century Target Maturities Trust
                        American Century Municipal Trust

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

                          American Century Investments
             ** Special Meeting of Shareholders, October 17, 2003**

The fund's records indicate that we have not received your voting instructions.
All votes are vital no matter how many shares you hold. If you have any questions about your fund or the voting process, please call 1-800-378-4998.

                                PLEASE VOTE TODAY

To vote, sign and date the enclosed proxy and mail it - or you may vote via the internet, telephone or fax. Your prompt vote will help save the additional expense of follow-up letters and telephone calls.

PROXY CARD  [FUND NAME DROP]      PROXY CARD

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 17, 2003

The undersigned hereby appoints Charles A. Etherington, Charles C.S. Park, and
Anastasia H. Enneking, and each of them, each with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting as votes AGAINST the Proposal.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                    VOTE VIA THE TELEPHONE: 1-866-241-6192
                    VOTE VIA THE FACSIMILE: 1-888-796-9932

                    CONTROL NUMBER: 999 9999 9999 999

                    Note: If shares are held by an individual, sign your name
                    exactly as it appears on this card. If shares are held
                    jointly, either party may sign, but the name of the party
                    signing should conform exactly to the name shown on this
                    proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the
                    individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                    __________________________________
                    Signature

                    __________________________________
                    Signature(s) (Title(s), if applicable)

                    __________________________________
                    Date                                ACO_13520

UNLESS VOTING BY TELEPHONE, INTERNET, OR FACSIMILE, PLEASE SIGN, DATE AND MAIL
THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

      This Proxy is solicited on behalf of the Board of Trustees

Please vote by filling in the appropriate box below. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

                                      FOR       AGAINST    ABSTAIN
                                      |_|         |_|        |_|

1. To amend the current Master Distribution and Individual Shareholder Services
Plan to increase the amount that may be expended for the distribution of C Class shares as described in the proxy statement.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.